Exhibit 10.5

AMENDMENT NO. 5 TO SECOND AMENDED
AND RESTATED LOAN AND SECURITY AGREEMENT

Amendment No. 5, dated as of March 3, 2005, by and among Wachovia Bank, National Association, successor to Congress Financial Corporation, in its capacity as agent (in such capacity, “Agent”) acting for and on behalf of Lenders (as hereinafter defined), Atlantic Express Transportation Corp. a New York corporation (“AETC”), Amboy Bus Co., Inc., a New York corporation (“Amboy”), Atlantic Express Coachways, Inc., a New Jersey corporation (“Coachways”), Atlantic Express of L.A., Inc. a California corporation (“AELA”), Atlantic Express of Missouri Inc,. a Missouri corporation (“AE Missouri”), Atlantic Express of New Jersey, Inc.,  a New Jersey corporation (“AENJ”), Atlantic Express of Pennsylvania, Inc.,  a Delaware corporation (“AEP”), Atlantic-Hudson, Inc. a New York corporation (“AH”), Atlantic Paratrans, Inc. a New York corporation (“AP”), Atlantic Paratrans of NYC, Inc. a New York corporation (“APNY”), Atlantic Queens Bus Corp. a New York corporation (“AQ”), Block 7932, Inc. a New York corporation (“Block”), Brookfield Transit Inc., a New York corporation (“Brookfield”), Courtesy Bus Co., Inc., a New York corporation (“Courtesy”), G.V.D. Leasing Co., Inc. a New York corporation (“GVD”), 180 Jamaica Corp. a New York corporation (“Jamaica”), Merit Transportation Corp. a New York corporation (“Merit”), Metro Affiliates, Inc., a New York corporation (“Metro”), Metropolitan Escort Service, Inc. a New York corporation (“Escort”), Midway Leasing Inc. a New York corporation (“Midway”), Staten Island Bus, Inc. a New York corporation (“SI-Bus”), Temporary Transit Service, Inc. a New York corporation (“TTS”), 201 West Sotello Realty, Inc. a California corporation (“Sotello”), Wrightholm Bus Line, Inc. a Vermont corporation (“Wrightholm”), Jersey Business Land Co., Inc., a New Jersey corporation (“JBL”), Atlantic Transit Corp. a New York corporation (“ATC”), Airport Services, Inc. a Massachusetts corporation (“Airport”), Atlantic Express New England, Inc. a Massachusetts corporation (“AE-NE”), Atlantic Express of California, Inc. a California corporation (“AE-CA”), Atlantic Express of Illinois, Inc. an Illinois corporation (“AE-I”), Atlantic Paratrans of Arizona, Inc. an Arizona corporation (“AP-AZ”), Fiore Bus Service, Inc. a Massachusetts corporation (“Fiore”), Groom Transportation, Inc. a Massachusetts corporation (“Groom”), James McCarthy Limo Service, Inc. a Massachusetts corporation (“Limo”), K. Corr, Inc. a New York corporation (“Corr”), McIntire Transportation, Inc. a Massachusetts corporation (“McIntire”), Mountain Transit, Inc. a Vermont corporation (“Mountain”), Jersey Business Land Co., Inc. a New Jersey corporation (JBL”), R. Fiore Bus Service, Inc. a Massachusetts corporation (“FBS”), Raybern Bus Service, Inc. a New York corporation (“RBS”), Raybern Capital Corp. a New York corporation (“RBC”), Raybern Equity Corp. a New York corporation (“REC”), Robert L. McCarthy & Son, Inc. a Massachusetts corporation (“McCarthy”), T-NT Bus Service, Inc., a New York corporation (“TNT”), Transcomm, Inc., a Massachusetts corporation (“Transcomm”) and Winsale, Inc., a New Jersey corporation (“Winsale”, and together with AETC, Coachways, Amboy, AELA, AE Missouri,  AENJ, AEP, AP, APNY, AQ, Block, Brookfield, Courtesy, GVD, Jamaica, Merit,  Metro, Escort, Midway, SI-Bus, TTS, Sotello, Wrightholm, ATC, Airport, AE-NE, AE-CA, AE-I, AP-AZ, Fiore, Groom, Limo, Corr, McIntire, Mountain, JBL, FBS,  RBS, RBC, REC,  McCarthy,

TNT, and Transcomm, each individually a “Borrower” and collectively, “Borrowers”), and Central New York Reorganization Corp. (f/k/a Central New York Coach Sales & Service, Inc.), a New York corporation (“Central”), Jersey Bus Sales, Inc., a New Jersey corporation (“Jersey” and together with Central, each individually a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Second Amended and Restated Loan and Security Agreement, dated as of April 22, 2004, by and among Agent, Borrowers, Guarantors and the financial institutions from time to time parties thereto as lenders (“Lenders”), whether by execution thereof or of an Assignment and Acceptance, as amended by Amendment No. 1 to Second Amended and Restated Loan and Security Agreement, dated as of June 14, 2004, by and among Borrowers, Guarantors, Agent and Lenders, as amended by Amendment No. 2 to Second Amended and Restated Loan and Security Agreement, dated as of September 15, 2004, by and among Borrowers, Guarantors, Agent and Lenders, as amended by Amendment No. 3 to Second Amended and Restated Loan and Security Agreement, dated as of October 14, 2004, by and among Borrowers, Guarantors, Agent and Lenders as amended by Amendment No. 4 to Second Amended and Restated Loan and Security Agreement, dated as of January 5, 2005, by and among Borrowers, Guarantors, Agent and Lenders (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the “Financing Agreements”).  All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein;

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement and Agent and Lenders are willing to agree to such requests, subject to the terms and conditions contained herein; and

WHEREAS, by this Amendment No. 5, Agent, Lenders, Borrowers and Guarantors wish and intend to evidence such amendments.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1.                                       Additional Definitions.  Section 1 of the Loan Agreement is amended to add the following definition:

“1.114  ‘Aggregate Obligation Limit’ shall mean, at any time the amount equal to the lesser of:

(i)                                     eighty-five (85%) percent of the aggregate Net Amount of Eligible Accounts of all Borrowers minus Reserves;

or

(ii)                                  $30,000,000.”

2.                                       Meaning of Terms.  As used herein, the following terms shall have the respective meanings given to them below:

(a)                                  “Amendment No. 5” shall mean this Amendment No. 5 to Second Amended and Restated Loan and Security Agreement, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b)                                 “Congress” shall mean and include Wachovia Bank, National Association as successor to Congress Financial Corporation.

(c)                                  “New PIK Notes” shall mean the New PIK Notes issued pursuant to the Third Priority Note Purchase Agreement.

(d)                                 “Third Priority Agreements” shall mean collectively, (i) the Third Priority Note Purchase Agreement, (ii) the Third Priority Senior Secured Notes, and (iii) all other agreements, documents and instruments at any time executed and or delivered by Borrowers or Guarantors in favor of Third Priority Noteholders, as all of the foregoing now exist or may hereafter be amended, modified, supplemented extended, renewed, restated or replaced.

(e)                                  “Third Priority Collateral Agent” shall mean Airlie Opportunity Capital Management, L.P., /and its successors or assigns.

(f)                                    “Third Priority Debt” shall mean any and all obligations, liabilities and Indebtedness of every kind, nature or description owing by Borrowers or Guarantors to the Third Priority Noteholders, and Third Priority Collateral Agent, including the obligations due under the Third Priority Senior Secured Notes and the Third Priority Agreements. and whether or not such obligations are direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured and whether arising directly or howsoever acquired by the Third Priority Noteholders.

(g)                                 “Third Priority Note Purchase Agreement” shall mean that certain Note and Warrant Purchase Agreement dated as of date hereof among Parent and Airlie Opportunity Capital Management, L.P.

(h)                                 “Third Party Noteholders” shall mean collectively the holders of the Third Priority Senior Secured Notes.

(i)                                     “Third Priority Senior Secured Notes” shall mean the Third Priority Senior Notes due 2008 plus the New PIK Notes issued in connection therewith, in an aggregate principal amount not to exceed $15.0 million plus the aggregate principal amount of New PIK Notes issued in connection therewith, issued pursuant to the Third Priority Agreements.

3.                                       Interpretation.  For purposes of this Amendment No. 5, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in

Sections 1 and 2 shall have the respective meanings assigned to such terms in the Loan Agreement and the other Financing Agreements.

4.                                       Reserves.  Section 1.102(c) of the Loan Agreement is hereby amended to add the words “and LC Advances” after the term “Letter of Credit Accommodations”.

5.                                       Revolving Loans.  Section 2.1 of the Loan Agreement is amended as herein provided:

(a)                                  Section 2.1(c) is hereby amended to include the additional clause (iv) as follows:

“and (iv) the aggregate amount of the Revolving Loans, LC Advances, and the letter of Credit Accommodations outstanding at any time not exceed the Aggregate Obligation Limit.”; and

(b)                                 Section 2.1(d) is hereby amended to add “or the aggregate amount of the Revolving Loans, LC Advances and the Letter of Credit Accommodations outstanding at any time exceeds the Aggregate Obligation Limit” immediately before the words “, then in effect,”.

6.                                       Interest.  Section 3.1(a) of the Loan Agreement is amended by deleting the words “Reimbursement Obligations” and “LC Advances” is substituted in place thereof.

7.                                       Encumbrances.  Section 9.8 of the Loan Agreement is amended to add the following Subsection (m) thereto:

“(m) the security interests and in and mortgages and liens upon the Collateral in favor of the Third Priority Collateral Agent to secure the Third Priority Debt.”

8.                                       Indebtedness.  Section 9.9 of the Loan Agreement is amended to add the following Subsection (m) thereto:

“(m) Indebtedness to the Third Priority Noteholders evidenced and arising under the Third Priority Agreements ( as in effect on the date hereof) provided that the principal amount of such Indebtedness shall not exceed $15.0 million as provided in the Third Priority Agreements ( as in effect on the date hereof), less the aggregate amount of all repayments, repurchases or redemptions thereof, plus interest thereon (including any New PIK Notes) at the rate provided in the Noteholder Agreements as in effect on the date hereof.”

9.                                       Minimum EBITDA.  Section 9.17 of the Loan Agreement is deleted and the following is substituted in place thereof:

“ 9.17  Minimum EBITDA. At the end of each calendar month commencing with the month ended December 31, 2004, for the immediately preceding twelve (12) consecutive month period, Parent and its Subsidiaries shall have EBITDA of not less than the following amounts:

Month(s) Ended	Minimum EBITDA for immediately preceding twelve (12) months

December 2004 and each month thereafter through September 2005	$14,500,000

October 2005	16,000,000

November 2005	16,000,000

December 2005	19,500,000

January 2006	19,500,000

February 2006	19,500,000

March 2006 and each month

thereafter	23,000,000

10.                                 Term.  Section 13.1(a)(ii) of the Loan Agreement is amended by deleting the words “March 1, 2005” and “March 31, 2005” is substituted in place thereof.

11.                                 Conditions Precedent.  The effectiveness of Amendment No. 5 is further conditioned upon the satisfaction of the following conditions precedent in a manner satisfactory to Agent and Lenders:

(i)                                     Agent shall have received an original of this Amendment No. 5 duly authorized, executed and delivered by the parties hereto.

(ii)                                  The Third Priority Agreements shall have been executed by Borrowers, Guarantors, the Third Priority Collateral Agent and other parties thereto and are deemed effective.

(iii)                               The Agent shall have received executed copies of the Third Priority Agreements.

(iv)                              Agent shall have received satisfactory proof that the Borrowers have, pursuant to the Third Priority Agreements, received funds from the Third Priority

Noteholders in the aggregate gross amount of not less than $15.0 million.

12.                                 Additional Representations, Warranties and Covenants.  Borrowers represent, warrants and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Agent to Borrowers:

(a)                                  This Amendment No. 5 has been duly executed and delivered by Borrowers and is in full force and effect as of the date hereof and the agreements and obligations of Borrowers contained herein constitute legal, valid and binding obligations of such Borrowers enforceable against such Borrowers in accordance with their respective terms.

13.                                 Miscellaneous.

(a)                                  Entire Agreement; Ratification and Confirmation of the Financing Agreements.  This Amendment No. 5 contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous term sheets, proposals, discussions, negotiations, correspondence, commitments and communications between or among the parties concerning the subject matter hereof.  This Amendment No. 5 may not be modified or any provision waived, except in writing signed by the party against whom such modification or waiver is sought to be enforced.  Except for those provisions specifically modified or waived pursuant hereto, the Loan Agreement and other Financing Agreements are hereby ratified, restated and confirmed by the parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Amendment No. 5 and the Loan Agreement and other Financing Agreements, the terms of this Amendment No. 5 shall control.

14.                                 Governing Law.  This Amendment No. 5 and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law.

15.                                 Binding Effect.  This Amendment No. 5 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

16.                                 Counterparts.  This Amendment No. 5 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  In making proof of this Amendment No. 5 it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

17.                                 Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 5.

IN WITNESS WHEREOF, Agent, Lenders, Borrowers and Guarantors have caused these presents to be duly executed as of the day and year first above written.

BORROWERS

Atlantic Express Transportation Corp.
Amboy Bus Co., Inc.
Atlantic Express Coachways, Inc.
Atlantic Express of L.A. Inc.
Atlantic Express of Missouri Inc.
Atlantic Express of New Jersey, Inc.
Atlantic Express of Pennsylvania, Inc.
Atlantic-Hudson, Inc.
Atlantic Paratrans, Inc.
Atlantic Paratrans of NYC, Inc.
Atlantic Queens Bus Corp.
Block 7932, Inc.
Brookfield Transit Inc.
Courtesy Bus Co., Inc.
Jersey Business Land Co., Inc.
G.V.D. Leasing Co., Inc.
180 Jamaica Corp.
Merit Transportation Corp.
Metro Affiliates, Inc.
Metropolitan Escort Service, Inc.
Midway Leasing Inc.
Staten Island Bus, Inc.
Temporary Transit Service, Inc.
201 West Sotello Realty, Inc.
Wrightholm Bus Line, Inc.
Atlantic Transit Corp.
Airport Services, Inc.
Atlantic Express New England, Inc.
Atlantic Express of California, Inc.
Atlantic Express of Illinois, Inc.
Atlantic Paratrans of Arizona, Inc.
Fiore Bus Service, Inc.
Groom Transportation, Inc.
James McCarty Limo Service, Inc.
K. Corr, Inc.
McIntire Transportation, Inc.
Mountain Transit, Inc.
R. Fiore Bus Service, Inc.
Raybern Bus Service, Inc.

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

Raybern Capital Corp.
Raybern Equity Corp.
Robert L. McCarthy & Son, Inc.
T-NT Bus Service, Inc.
Transcomm, Inc.
Winsale, Inc.

		By:	/s/ Neil Abitabilo

		Title:	Chief Financial Officer

GUARANTORS

JERSEY BUS SALES, INC.

By:	/s/ Neil Abitabilo

Title:	Chief Financial Officer

CENTRAL NEW YORK REORGANIZATION CORP.

By:	/s/ Neil Abitabilo

Title:	Chief Financial Officer

AGENT

WACHOVIA BANK, NATIONAL ASSOCIATION, successor to CONGRESS FINANCIAL CORPORATION

By:	/s/ Herb Korn

Title:	Vice President

LENDER

WACHOVIA BANK, NATIONAL ASSOCIATION, successor to CONGRESS FINANCIAL CORPORATION

By:	/s/ Herb Korn

Title:	Vice President